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                                                                 EXHIBIT 10.52.9

                                  June 6, 2002

Globe Telecommunications, Inc.
Interstate Telephone Company
Valley Telephone Co., Inc.
1241 O.G. Skinner Drive
West Point, Georgia 31833
Attention: Chief Financial Officer

     Re: Consent, Waiver and Amendments

Ladies and Gentlemen:

     Reference is made to (i) the Master Loan Agreement, dated as of June 29, 2001, between CoBank, ACB ("CoBank") and Globe Telecommunications, Inc. ("Globe"), Interstate Telephone Company ("Interstate") and Valley Telephone Co., Inc. ("Valley," together with Globe and Interstate, the "Borrowers") (as the same may be amended, restated, modified, supplemented or extended from time to time, the "MLA"), and (ii) the First Supplement to the Master Loan Agreement, dated as of June 29, 2001, between CoBank and Borrowers (as the same may be amended, restated, modified, supplemented or extended from time to time, the "First Supplement," together with the MLA, the "Loan Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Loan Agreement.

         Consent, Waiver and Amendment to Loans and Investments Covenant

     Pursuant to Subsection 8(E) of the MLA, Borrowers have covenanted that they will not and will not permit any of their Restricted Subsidiaries, directly or indirectly, to make any Investment except as expressly permitted in Subsection 8(E). Subsection 8(E)(iv) permits purchases, from time to time, by Valley, of the Notes, issued by Knology Broadband, Inc., in an amount not to exceed $40,000,000 in the aggregate; provided, however, such Notes must be held in an investment account which is pledged to CoBank, on a first-priority basis, pursuant to an Investment Account Pledge Agreement. The Borrowers have requested CoBank to (i) consent to the discharge and release by Valley of the Notes purchased by Valley prior to the date hereof, the aggregate value of such discharged and released Notes not to exceed $22,800,000, (ii) release and discharge any lien or security interest that CoBank may have in such Notes, and
(iii) waive the Event of Default arising under the Loan Agreement in connection the purchase of the Notes by Valley and the subsequent failure to enter into an Investment Account Pledge Agreement. In reliance on the representations and warranties provided by the Borrowers to CoBank set forth in this letter agreement and in connection with this request, and subject to the satisfaction by the Borrowers or waiver by CoBank of the conditions precedent set forth below, CoBank hereby (i) consents to the discharge and release by Valley of the Notes purchased by Valley prior to the date hereof, provided, the aggregate value of such Notes shall not exceed $22,800,000, (ii) releases and discharges any lien or security interest it may have in such Notes, (iii) waives the Event of Default arising under the Loan Agreement in connection the purchase of the Notes by Valley and its subsequent failure to enter into an Investment Account Pledge Agreement, and (iv) amends the provisions of Subsection 8(E) of the MLA to delete Subsection 8(E)(iv) in its entirety.

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June 6, 2002
Page 2

               Amendments to Dividends and Distributions Covenant

     Subsection 8(H) of the MLA is hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

     "(H) Dividends and Other Distributions. Except as provided for in Subsection 2(i) of the First Supplement to the Master Loan Agreement, dated as of even date herewith, between Borrowers and CoBank, provide, make, declare or pay, directly or indirectly, any dividend or other distribution of assets to shareholders, partners or members (as applicable) of such Borrower, or retire, redeem, purchase or otherwise acquire for value any capital stock or equity interests (as applicable) of such Borrower."

                              Conditions Precedent

     The consent, waiver and amendments provided in this letter agreement are subject to the satisfaction by Borrowers or waiver by CoBank of the following conditions precedent:

     (a) The execution and delivery of a continuing guaranty by each of Knology, Inc., Knology Broadband, Inc. ("Broadband") and Knology of Knoxville for the benefit of CoBank, in form and substance satisfactory to CoBank; provided, the continuing guaranty of Broadband may be subordinate to the obligations and liens of Broadband to Wachovia Bank, National Association, as agent for the lenders under Broadband's senior secured indebtedness; and

     (b) The execution and delivery of such security documents by Knology of Knoxville as CoBank shall request, in form and substance satisfactory to CoBank, pledging to CoBank a first-priority security interest in all assets, real and personal, of Knology of Knoxville; and

     (c) That CoBank receive such other documents, opinions or certificates, including lien search results, as CoBank shall reasonably request in connection with the consent, waiver and amendments hereunder.

     (d) No Potential Default or Event of Default shall have occurred and be continuing under any of the Loan Documents, which has not previously been disclosed to and waived by CoBank, in writing.

     (e) Borrowers shall reimburse CoBank promptly upon request for all reasonable costs associated with the negotiation, execution, enforcement and administration of this letter agreement, including, without limitation, all reasonable inside and outside attorneys' fees and expenses incurred by CoBank.

     (f) All representations and warranties by Borrowers herein shall be true and correct as of the date hereof.

                                     General

     Except as expressly provided by this letter agreement, the terms and provisions of the

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June 6, 2002
Page 3

Loan Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. By agreeing to this letter agreement as acknowledged below, Borrowers, Guarantor (as defined on the signature page below) and Pledgor (as defined on the signature page below) hereby certify and warrant to CoBank that each of the representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct as of the effective date of this letter agreement, including that no Potential Default or Event of Default exists, with the same effect as though made on such effective date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representations or warranty shall be true and correct as of such specified date).

     Without limiting any condition to effectiveness set forth above, the consent, waiver and amendments provided or agreed to herein are to be effective only upon receipt by CoBank of an execution counterpart of this letter agreement signed by each of Borrowers, Guarantor and Pledgor; and such consent, waiver and amendments are conditioned upon the correctness of all representations and warranties made by each of Borrowers, Guarantor and Pledgor herein or as provided to CoBank in connection with the request for consent, waiver and amendments. The consent, waiver and amendments contained herein shall not constitute a course of dealing between Borrowers, Guarantor, Pledgor and CoBank, and shall not constitute a waiver, extension or forbearance of any Potential Default or Event of Default, now or hereafter arising, except as described herein, or a waiver of amendment of any provision of the Loan Agreement or the other Loan Documents, except as described herein. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Loan Agreement, and may be executed in multiple counterparts.

                        [Signatures begin on next page.]

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June 6, 2002
Page 4

     Please evidence your acknowledgment of and agreement to the foregoing by executing this letter agreement in the place indicated below.

                                     Sincerely,

                                     COBANK, ACB


                                     By:
                                        ----------------------------------------
                                        Rick Freeman, Vice President

Acknowledged and agreed to:

GLOBE TELECOMMUNICATIONS, INC., as a Borrower


By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:
         ----------------------------------


INTERSTATE TELEPHONE COMPANY, as a Borrower


By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:
         ----------------------------------


VALLEY TELEPHONE CO., INC., as a Borrower


By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:
         ----------------------------------


ITC GLOBE, INC., as Guarantor


By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:
         ----------------------------------


KNOLOGY, INC., as Pledgor


By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:
         ----------------------------------

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